Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of bluebird bio, Inc. (the “Company”) for the year ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, that to his or her knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 21, 2019	By:	/s/ Nick Leschly
Nick Leschly
President and Chief Executive Officer
(Principal Executive Officer and Duly Authorized Officer)

Date: February 21, 2019	By:	/s/ Jeffrey Walsh
Jeffrey Walsh
Chief Strategy Officer
(Principal Financial Officer and Duly Authorized Officer)